                                                                   EXHIBIT 10.1
                                     SM&A
                                  CORPORATION


                                    AMENDED
                            1997 STOCK OPTION PLAN


NOTICE: QUALIFIED OPTIONS UNDER THIS PLAN BEAR RESTRICTIONS GOVERNED BY SECTION 422 OF THE INTERNAL REVENUE CODE. PLAN PARTICIPANTS ARE URGED TO READ SECTION 422 AND TO UNDERSTAND THE RESTRICTIONS CONTAINED THEREIN. NOT ALL SECTION 422
                                                           -------------------
RESTRICTIONS ARE REFERENCED IN THIS PLAN.  OPTIONS GRANTED HEREUNDER MAY BEAR
-----------------------------------------
RESTRICTIONS IMPOSED BY FEDERAL AND STATE SECURITIES LAWS. PLAN PARTICIPANTS ARE URGED TO CONSULT WITH THEIR TAX AND LEGAL ADVISORS CONCERNING THE NATURE AND RESTRICTIONS UPON THE OPTIONS GOVERNED HEREBY.


1.   Purposes.
     --------

     (a) The purpose of the Plan is to provide a means by which selected employees, Directors and Consultants of the Company and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of Incentive Stock Options and Nonstatutory Stock Options, as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants of the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to Section 3(c), be
                                                          ------------
either Incentive Stock Options and Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6,
                                                                     ---------
and a certificate or certificates will be issued for shares purchased on exercise of such Options.

2.   Definitions.
     -----------

     (a)  "Affiliate" means any parent corporation or subsidiary corporation,
           ---------
whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.
          -----

     (c) "Code" means the Internal Revenue Code of 1986, as amended.
          ----

     (d) "Committee" means a Committee appointed by the Board in accordance with
          ---------
Section 3(c) of the Plan.
------------

     (e) "Company" means SM&A Corporation, a California corporation.
          -------

     (f) "Consultant" means any person, including an advisor, engaged by the
          ----------
Company or an Affiliate to render consulting or advisory services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g) "Continuous Status as an Employee, Director or Consultant" means the
          --------------------------------------------------------
employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave; provided, however, that for
                                                   -----------------
purposes of Incentive Stock Options, any such leave may not exceed three (3) months, unless reemployment upon the expiration of such leave is guaranteed by contract, Company policies or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (h) "Director" means a member of the Board.
          --------

     (i) "Employee" means any person, including Officers and Directors, employed
          --------
by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

     (k) "Fair Market Value" means, as of any date, the value of the Common
          -----------------
Stock of the Company determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a
                                ------
     share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (l) "Incentive Stock Option" means an Option intended to qualify as an
          ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (m) "Non-Employee Director" shall mean a director who:
          ---------------------

               (i) Is not currently an officer (as defined in Rule 16a-1(f) of the Exchange Act) of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company;

               (ii) Does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the Exchange Act;

               (iii) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of the Exchange Act; and

               (iv) Is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of the Exchange Act.

     (n) "Nonstatutory Stock Option" means an Option not intended to qualify as
          -------------------------
an Incentive Stock Option.

     (o) "Officer" means a person who is an officer of the Company within the
          -------
meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (p) "Option" means a stock option granted pursuant to the Plan.
          ------

     (q) "Option Agreement" means a written agreement between the Company and an
          ----------------
Optionee evidencing the terms and conditions of an individual Option grant.
Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (r) "Optionee" means an Employee, Director or Consultant who holds an
          --------
outstanding Option.

     (s) "Participant" means an Employee, Director or Consultant who is granted
          -----------
Options.

     (t) "Plan" means this Amended 1997 Stock Option Plan.
          ----

     (u) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to
          ----------
Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (v) "Securities Act" means the Securities Act of 1933, as amended.
          --------------

3.   Administration.
     --------------

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3(c).
                                                        ------------

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how Options shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option, the provisions of each Option granted (which need not be identical), including the vesting schedule for the Options, and the number of shares underlying such Options to be granted to each such person;

               (ii) To construe and interpret the Plan and Options granted under it, and to establish amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

               (iii)  To amend the Plan as provided in Section 12; and
                                                       ----------

               (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or advisable to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"), all
                                                              ---------
of the members of which Committee shall be Non-Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.   Shares Subject to the Plan.
     --------------------------

     Subject to the provisions of Section 11 relating to adjustments upon
                                  ----------
changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate Two Million Five Hundred Thousand (2,500,000) shares of the Company's Common Stock. If any Option shall for any reason expire or otherwise terminates, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

5.   Eligibility.
     -----------

     (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

     (b) A Director shall be eligible for the benefits of the Plan provided that such Director's participation conforms to the requirements of Rule 16b-3, if applicable.

     (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant.

6.   Option Provisions.
     -----------------

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term.  No Option shall be exercisable after the expiration of ten (10)
         ----
years from the date it was granted.

     (b) Price.  The exercise price of each Incentive Stock Option shall be not
         -----
less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, the exercise price of any Incentive Stock Option granted hereunder to any stockholder possessing at least 10% of the total combined voting power of all classes of stock of the Company shall be not less than one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

     (c) Consideration.  The purchase price of stock acquired pursuant to an
         -------------
Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company other shares of Common Stock of the Company (provided that the shares have been held for the period required to avoid a charge to the

Company's reported earnings), (iii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company all or any part of an Option granted under this Plan for a cashless exercise (provided that such cashless exchange will not result in a charge to the Company's reported earnings), or (iv) by tendering any other form of legal consideration that may be acceptable to the Board.

     (d) Transferability.  An Incentive Stock Option shall not be transferable
         ---------------
except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option granted to an Optionee subject to Section 16 of the Exchange Act on the date of grant shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. A Nonstatutory Stock Option granted to an Optionee who is not subject to Section 16 of the Exchange Act on the date of grant may not be transferable except by will or by the laws of descent and distribution, unless otherwise permitted by the Board. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Vesting.  The total number of shares of stock subject to an Option may,
         -------
but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with
                                                              ----
respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this
Section 6(e) are subject to any Option provisions governing the minimum number
------------
of shares as to which an Option may be exercised.

     (f) Termination of Employment or Relationship as a Director or Consultant.
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In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (g) Disability of Optionee.  In the event an Optionee's Continuous Status
         ----------------------
as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) Death of Optionee.  In the event of the death of an Optionee during, or
         -----------------
within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to Section 6(d), but only
                                                          ------------
within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.   Cancellation and Regrant of Options.
     -----------------------------------

     The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan, and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as described in Section 5(c)) not less than one hundred ten percent (110%) of the
             ------------
Fair Market Value in the case of an Incentive Stock Option.

8.   Covenants of the Company.
     ------------------------

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock which would be issuable under such outstanding Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Options or any stock issued or issuable pursuant to any such Options. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.   Use of Proceeds from Stock.
     --------------------------

     Proceeds from the sale of Common Stock upon exercise of the Options shall constitute general funds of the Company.

10.  Miscellaneous.
     -------------

     (a) Neither an Optionee nor any person to whom an Option is transferred under Section 6(d) shall be deemed to be the holder of, or to have any of the
      ------------
rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) Nothing in the Plan or any Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of Options with or without cause.

     (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are granted are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (d) The Company may require any person to whom an Option is granted, or any person to whom an Option is transferred under Section 6(d), as a condition of
                                              ------------
exercising any Option, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (e) To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may, at the discretion of the Board, satisfy any mandatory federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (1) tendering cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Option provided that such arrangement will not result in a charge to the Company's reported earnings; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company that have been held for the period required to avoid a charge to the Company's reported earnings. The exercise of the Option may be conditioned upon the receipt by the Company of satisfactory evidence of the Participant's satisfaction of any withholding obligations.

11.  Adjustments Upon Changes in Stock.
     ---------------------------------

     (a) Subject to any required action by stockholders, the number of shares which may be purchased upon the exercise of each outstanding Option shall be proportionately increased or decreased upon the occurrence of any change, increase or decrease in the number and type of issued shares of Common Stock of the Company, without receipt of consideration by the Company, which change results from a stock split, a stock dividend, a merger, consolidation, reorganization, reincorporation, a recapitalization, a combination of shares, change in corporate structure or other like capital adjustment, so that upon the exercise of each Option the holders of such Options shall receive the number and type of securities which the holders would have received had the Options been exercised on the date preceding such change, increase or decrease. In the event of any such adjustment, the exercise price for each share shall be likewise adjusted in inverse proportion to the increase or decrease in the number of shares purchasable.


     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options vest shall be accelerated and the Options terminated if not exercised prior to such event.

12.  Amendment of the Plan.
     ---------------------

     (a) The Board at any time, and from time to time, may amend the Plan provided that the implementation of such amendment by the Company complies with all applicable law.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted, and (ii) such person consents in writing.

13.  Termination or Suspension of the Plan.
     -------------------------------------

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 1, 2007, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent to the person to whom the Option was granted.

14.  Effective Date of Plan.
     ----------------------

     The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.  Financial Information.
     ---------------------

     The Company will provide to each Optionee financial statements of the Company at least annually in accordance with Section 260.140.46 of Title 10 of the California Code of Regulations.

                                     SM&A
                                  CORPORATION

                                   OPTION TO
                             PURCHASE COMMON STOCK
                                      OF
                               SM&A CORPORATION

                                  VOID AFTER
                                EXPIRATION DATE
                                ---------------

     This certifies that HOLDER'S NAME ("Holder") is entitled to purchase from
                         -------------
SM&A CORPORATION, a California corporation (the "Corporation"):

                          QUANTITY  (NUMERIC QUANTITY)
                          --------

shares of Common Stock, of the Corporation (the "Shares"), subject to the terms and conditions of the Corporation's 1997 Amended Stock Option Plan (the "Plan") and such additional terms and conditions contained herein. Any conflict between the terms and conditions of the Plan and those contained herein shall be resolved in favor of the Plan. A copy of the Plan is attached hereto as Exhibit
                                                                         -------
"A".  Capitalized terms not otherwise defined herein shall have such definition
---
as is set forth in the Plan. The number of shares of Common Stock purchasable hereunder may be adjusted upon the occurrence of certain events, as specified in the Plan and as set forth below.

The options granted hereby are (check one):  ______    Qualified
                                             ______    Nonqualified;

and are governed by the terms of the Plan concerning such type of options thereunder.

IMPORTANT! IF THESE ARE QUALIFIED OPTIONS, YOU ARE URGED TO REVIEW CAREFULLY THE REQUIREMENTS AND RESTRICTIONS OF QUALIFIED OPTIONS UNDER THE PLAN AND
SECTION 422 OF THE INTERNAL REVENUE CODE. WHETHER THE OPTIONS ARE QUALIFIED OR NONQUALIFIED, YOU ARE URGED TO SEEK INDEPENDENT ADVICE CONCERNING THE LEGAL AND TAX EFFECTS OF THESE OPTIONS AND SHOULD NOT RELY ON ANY SUMMARY OF SUCH MATTERS CONTAINED HEREIN.

     The purchase price to be paid for the Shares upon the exercise of all or any portion of this Option shall be:

                               $PRICE PER SHARE
                               ----------------
          per share of Common Stock purchased (the "Purchase Price").

1.  Exercise of Option:  Vesting.
    ----------------------------

    Holder may exercise this Option at any time until 5:00P.M., California time on

               MMMM/DD/YYYY (the "Expiration Date"),
               ------------

                                     SM&A
                                  CORPORATION


in accordance with the Vesting Schedule (the "Vesting Schedule") set forth below by delivery to the Corporation, at its principal office, of:

     (a)  this Option,

     (b) the Exercise Form, attached to this Option, duly executed and specifying the number of Shares of Common Stock to be purchased hereunder, and

     (c) cash or a certified or official bank check payable to the order of the Corporation in the amount of the aggregate Purchase Price for the number of Shares to be purchased.

     Upon receipt thereof, the Corporation shall, as promptly as practicable, and in any event within 30 days thereafter, cause to be executed and delivered to Holder a certificate or certificates for the aggregate number of the Shares issuable upon such exercise. If this Option shall have been exercised only in part of the total number of vested options, the Corporation shall, at the time of delivery of such certificate or certificates, deliver to Holder a new Option evidencing the rights of Holder to purchase the remaining Shares of Common Stock called for by this Option, pursuant to the same terms and conditions and with the same restrictions specified herein, and which new Option shall be of like tenor to this Option. The Corporation shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates.

     All shares of Common Stock issuable upon the exercise of this Option will be validly issued, fully paid and nonassessable.

     The Options shall vest in accordance with the following Vesting Schedule beginning one (1) year following the date Option was granted.

          First Year   25%
          Second Year  25%
          Third Year   25%
          Fourth Year  25%

2.   Lost, Stolen, Mutilated or Destroyed Option.
     -------------------------------------------

     If this Option is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as the Corporation may in its discretion impose (which shall, in the case of a mutilated Option, include the surrender thereof), issue a new Option of like denomination, tenor and date as this Option.

3.   Restrictions on Transfer:  Compliance with Securities Act:  Legend
     ------------------------------------------------------------------
Condition.
---------

     Neither this Option nor the right to purchase shares of Common Stock upon exercise of this Option may be transferred by Holder in whole or in part except that this Option may be exercised by Holder's conservator, trustee or estate subject to all the terms and conditions set forth herein. To the extent not exercised by Holder on the Expiration Date, this Option and all rights hereunder shall expire and the Option and such rights shall thereupon automatically be cancelled and shall cease to exist. Common Stock issued upon valid exercise of this Option in whole or in part shall not be transferable by Holder other than in accordance with the Securities Act of 1933, as amended ("Securities Act"), and the rules and regulations promulgated thereunder, together with applicable state securities laws. Unless a Registration Statement concerning such shares is then in effect with the Securities and Exchange

                                     SM&A
                                  CORPORATION


Commission, certificates evidencing shares of the Common Stock issued upon exercise of this Option shall bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR RESALE OR RESOLD UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

4.   Notices.
     -------

     Any notice or other document required or permitted to be given or delivered to Holder shall be deemed given to him if given at the following address:

                    Holder:   Holder's First and Last Name
                              Address
                              City, State, Zip

Any such notice or other document shall be mailed first-class, postage prepaid, to such address or such other address as shall have been furnished to the Corporation in writing by Holder. Any notice or other document required or permitted to be given or delivered to the Corporation shall be mailed first-class, postage prepaid to the Corporation at its principal executive offices, 4695 MacArthur Court, Eighth Floor, Newport Beach, California 92660, Attention:
Chief Financial Officer.

5.   Applicable Law.
     --------------

     This Option shall be construed and enforced in accordance with and governed by the laws of the State of California.

6.   Headings.
     --------

     The headings herein are for convenience only and are not part of this Option and shall not affect the interpretation hereof.

     IN WITNESS WHEREOF, the Corporation has caused this Option to be executed in its name by its President and Assistant Secretary, thereunto duly authorized.

MMMM/DD/YYYY                       SM&A CORPORATION,
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Date Stock Option Granted          a California corporation

                                   By:_________________________________
                                      Michael A. Piraino, President

                                   By:_________________________________
                                      Daniel P. O'Connell, Assistant Secretary